                                                                     Exhibit 2.4

--------------------------------------------------------------------------------
THIS LETTER OF TRANSMITTAL MAY ONLY BE USED TO TENDER AMERICAN DEPOSITARY SHARES. IT CANNOT BE USED TO TENDER SHARES. TO TENDER SHARES, USE THE ACCEPTANCE AND TRANSFER FORM.
--------------------------------------------------------------------------------
                             LETTER OF TRANSMITTAL
                   To Tender for American Depositary Shares
                                      of
                                OZEMAIL LIMITED
                                      by
                     UUNET HOLDINGS AUSTRALIA PTY LIMITED

                          a wholly owned subsidiary of

                           UUNET TECHNOLOGIES, INC.

                          a wholly-owned subsidiary of

                              MCI WORLDCOM, INC.

                                      AT

                           US$2.20 NET PER SHARE OR

                US$22.00 PER AMERICAN DEPOSITARY SHARE IN CASH
--------------------------------------------------------------------------------
  THE OFFER, WILL EXPIRE AT 1:00 A.M., NEW YORK CITY TIME, ON FEBRUARY [   ],
1999, AND AT 5:00 P.M. SYDNEY TIME, ON FEBRUARY [   ], 1999, UNLESS THE OFFER IS
 EXTENDED. TENDERING HOLDERS OF SECURITIES WILL BE PERMITTED TO WITHDRAW THEIR TENDERED SECURITIES AT ANY TIME PRIOR TO THE EXPIRATION DATE. SEE "WITHDRAWAL
                 RIGHTS" IN SECTION 4 OF THE OFFER TO PURCHASE.
--------------------------------------------------------------------------------
                     The U.S. Depositary for the Offer is:
                             THE BANK OF NEW YORK

By Mail:                                   By Facsimile Transmission:                    By Hand or Overnight Courier:
Tender & Exchange Department            (for Eligible Institutions Only)                 Tender & Exchange  Department
P.O. Box 11248                                 (212) 815-6213                               101 Barclay Street
Church Street Station                                                                     Receive and Deliver Window
New York, New York 10286-1248             For Confirmation Telephone:                      New York, New York 10286
                                                (800) 507-9357


------------------------------------------------------------------------------------------------------------------------------
                                                   DESCRIPTION OF ADSS TENDERED
------------------------------------------------------------------------------------------------------------------------------
 NAME(S) AND ADDRESS(ES) OF REGISTERED
 HOLDER(S)                                                   ADS(S) TENDERED
 (PLEASE FILL IN, IF BLANK, EXACTLY AS            (ATTACH ADDITIONAL LIST IF NECESSARY)
 NAME(S)
         APPEAR(S) ON ADR(S))
-------------------------------------------------------------------------------------------------
                                            TENDERED ADR       TOTAL NUMBER OF    NUMBER OF ADSS
                                         SERIAL  NUMBER(S)*   ADSS EVIDENCED BY     TENDERED**
                                                                   ADR(S)
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

                                         TOTAL SHARES
-------------------------------------------------------------------------------------------------

*  Need not be completed by holders tendering book-entry transfer.
** Unless otherwise indicated, it will be assumed that all ADSs being delivered to the U.S. Depositary are being tendered. See Instruction 4.

                     ------------------------------------
     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be used either if American Depositary Receipts ("ADRs") of OzEmail Limited (ACN 066 387 157), a corporation incorporated under the laws of the State of New South Wales, Australia ("OzEmail"), evidencing American Depositary Shares ("ADSs") are to be forwarded herewith or if delivery of ADSs is to be made by book-entry transfer to an account maintained by the U.S. Depositary at the Book-Entry Transfer Facility as defined in and pursuant to the procedures for book-entry transfer set forth in "Procedures for Tendering Shares and ADSs___Valid Tender of ADSs___Book-Entry Transfer" in Section 2 of the Offer to Purchase.

     ACCEPTANCE OF THE OFFER IN RESPECT OF ORDINARY SHARES OF OZEMAIL ("SHARES") (EXCEPT INSOFAR AS THEY ARE REPRESENTED BY ADSS EVIDENCED BY ADRS) CANNOT BE MADE BY MEANS OF THIS LETTER OF TRANSMITTAL. Acceptance of the Offer in respect of Shares that are not represented by ADSs may only be made by means of an Acceptance and Transfer Form or, in the case of uncertificated Shares held through the Clearing House Electronic Subregister System, compliance with the Securities Clearing House Business Rules, additional copies of which are available in the United States from the Information Agent, or in Australia from the Registry or the Financial Advisor. See Instruction 13 of this Letter of Transmittal.

     Delivery of a Letter of Transmittal, ADRs (or book-entry transfer of interests in such ADSs evidenced by ADRs) and any other required documents to the U.S. Depositary by ADS holders will be deemed without any further action by the U.S. Depositary to constitute an acceptance of the Offer by such holder with respect to such ADSs evidenced by ADRs subject to the terms and conditions set out in the Offer to Purchase dated January ____, 1999 (the "Offer to Purchase") and this Letter of Transmittal. Capitalized terms and certain other terms used in this Letter of Transmittal and not otherwise defined herein shall have the respective meanings assigned to them in the Offer to Purchase.

     Tendering holders of ADSs may elect to receive payment in Australian dollars. To make an election, a tendering holder must place an "X" in the box entitled "Australian Dollar Payment Election." If a tendering holder of ADSs does not make an election, such tendering holder will receive payment in United States dollars.

   CHECK BOX IF TENDERED ADSS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE U.S. DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER ADSS EVIDENCED BY ADRS BY BOOK-ENTRY TRANSFER):

   Name of Tendering Institution:_________________________________
   Account Number:________________________________________________
   Transaction Code Number:_______________________________________

     If a holder of ADSs wishes to accept the Offer and ADRs evidencing such ADSs are not immediately available or the procedures for book-entry transfer cannot be completed on a timely basis, or if time will not permit all required documents to reach the U.S. Depositary prior to the Expiration Date, such holder's acceptance of the Offer may nevertheless be effected using the guaranteed delivery procedure set out under "Valid Tender of Shares and ADSs___Valid Tender of ADSs___Guaranteed Delivery" in Section 2 to the Offer. See Instruction 2 of this Letter of Transmittal.

             CHECK BOX ONLY IF TENDERED ADSS ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE U.S. DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Owner(s):________________________________________________

Date of Execution of Notice of Guaranteed Delivery:____________________________

Name of Institution that Guaranteed Delivery:__________________________________

Name of Tendering Institution:_________________________________________________

   If delivered by book-entry transfer:

       Account Number:_________________________________________________________

Transaction Code Number:_______________________________________________________

                   NOTE:  SIGNATURES MUST BE PROVIDED BELOW.

             PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS.

Ladies and Gentlemen:

     The undersigned hereby instructs the U.S. Depositary to accept the Offer on behalf of the undersigned with respect to the ADSs evidenced by ADRs (which expression in this Letter of Transmittal shall, except where the context otherwise requires, be deemed to include, without limitation, the Shares represented thereby) specified in the box entitled "Description of ADSs Tendered" subject to the terms and conditions set forth in the Offer and this Letter of Transmittal, by informing UUNET Holdings Australia Pty Limited (the "Purchaser") in writing that the Offer has been so accepted. The undersigned hereby acknowledges that delivery of this Letter of Transmittal, the ADRs evidencing tendered ADSs (or book-entry transfer of such ADSs evidenced by ADRs) and any other required documents to the U.S. Depositary by a holder of ADSs will be deemed (without any further action by the U.S. Depositary) to constitute acceptance of the Offer by such holder in respect of such holder's ADSs, subject to the terms and conditions set out in the Offer and this Letter of Transmittal.

     The undersigned understands that acceptance of the Offer by the undersigned pursuant to the procedures described herein and in the instructions hereto, subject to the withdrawal rights described in the Offer to Purchase, will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer. IF ACCEPTANCE HAS BEEN MADE IN RESPECT OF THE ADSS THEN A SEPARATE ACCEPTANCE IN RESPECT OF THE SHARES REPRESENTED BY SUCH ADSS MAY NOT BE MADE OR IF SHARES HAVE BEEN TENDERED THEN NO ADSS REPRESENTING SUCH SHARES MAY BE TENDERED INDEPENDENTLY.

     The undersigned hereby delivers to the U.S. Depositary the above-described ADSs evidenced by ADRs for which the Offer is being accepted, in accordance with the terms and conditions of the Offer and this Letter of Transmittal, receipt of which is hereby acknowledged.

     Upon the terms of the Offer (including, if the Offer is extended, varied or amended, the terms or conditions of any such extension, variation of amendment), and effective at the time that the contract resulting from the acceptance of the Offer becomes free from its conditions or such conditions are satisfied or waived, and if the undersigned has not validly withdrawn the tender of such holder's ADSs, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all ADSs evidenced by ADRs with respect to which the Offer is being accepted (and any and all ADSs or other securities or rights issuable in respect of such ADS, including all Rights (as defined in the Offer to Purchase) attached to such
ADSs) and irrevocably constitutes and appoints the U.S. Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to ADSs (and any such other ADSs, securities or rights), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver ADRs for such ADSs (and any such other ADSs, securities or rights) or accept transfer of ownership of such ADSs (and any such other ADSs, securities or rights) on the account books maintained by the Book-Entry Transfer Facility together, in any case, with all accompanying evidences of transfer and authenticity to, or upon the order of, OzEmail, (b) present such ADRs for such ADSs (and any such other ADSs, securities or rights) for transfer, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such ADSs (and any such other ADSs, securities or rights), all in accordance with the terms of the Offer.

     By tendering ADSs, the undersigned hereby irrevocably appoints the Purchaser and each of its directors, secretaries and officers from time to time jointly and each of them severally as such holder's true and lawful attorney-in-fact and proxy, with effect from the date on which such holder's tendered ADSs are accepted for payment, with power to do all things which such holder could lawfully do in relation to the Shares represented by such holder's ADSs or in exercise of any right derived from the holding of the Shares represented by such holder's ADSs, including (without limiting the generality of the foregoing), (i) attending and voting at any meeting of OzEmail, (ii) demanding a poll for any vote to be taken at any meeting of OzEmail, (iii) proposing or seconding any resolution to be considered at any meeting of OzEmail, (iv) requisitioning the convening of any meeting of OzEmail and convening a meeting pursuant to any such requisition; (v) notifying OzEmail that such holder's address in the records of OzEmail for all purposes, including the dispatch of notices of meeting, annual reports and dividends, should be altered to an address nominated by the Purchaser; (vi) receiving from OzEmail, or any other party, and retaining any Share certificates which were held by OzEmail, or any other party; (vii) executing all forms, notices, instruments (including any instrument appointing a director of the Purchaser as a proxy) in respect of any or all of the Shares represented by such holder's ADSs and resolutions relating to the Shares represented by such holder's ADSs and generally to exercise all powers and rights which a person may have as a shareholder and performing such action as may be appropriate in order to vest good title in the Shares represented by such holder's ADSs in the Purchasers; and (viii) doing all things incidental and ancillary to any of the foregoing, and to have agreed that in exercising the powers conferred by that power of attorney, the attorney may act in the interest of the Purchaser as the intended registered holder and beneficial holder of such holder's Shares represented by such holder's ADSs. Such appointment, being given for valuable consideration to secure the interest acquired in the Shares represented by such holder's ADSs, when effective, will revoke all prior proxies given by such holder with respect to the Shares represented by such holder's ADSs without further action and the undersigned hereby covenants that no subsequent proxies will be given by such holder with respect to the Shares represented by such holder's ADSs. Such appointment is irrevocable, and terminates upon registration of a transfer to the Purchaser of the Shares represented by such holder's ADSs. The Purchaser reserves the right to require that, in order for ADSs to be deemed validly tendered, immediately upon the Purchaser's acceptance for payment for such ADSs, the Purchaser must be able to exercise full voting rights with respect to the Shares represented by such holder's ADSs.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to accept the Offer and to sell, assign and transfer the ADSs evidenced by the ADRs (and the Shares represented by the ADSs) in respect of which the Offer is being accepted or deemed to be accepted (and any and all other ADSs, securities or rights issued or issuable in respect of such ADSs, including all Rights attached to such ADSs) and, when the same are purchased by the Purchaser, the Purchaser will acquire good title thereto, free from all liens, equitable interests, charges, encumbrances and together with all rights attaching thereto, including voting rights and the right to receive all dividends, distributions or other rights declared, made, paid or issued on or after December 22, 1998 with respect to the Shares represented by the ADSs. The undersigned will, upon request, execute any additional documents deemed by the U.S. Depositary or the Purchaser to be necessary or desirable to complete the sale assignment and transfer of the ADSs evidenced by ADRs in respect of which the Offer is being accepted (and any and all such other ADSs, securities or rights).

     All authority herein conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned except as stated in the Offer to Purchase, this acceptance is irrevocable.

     Unless otherwise indicated herein under "Special Payment Instructions," the undersigned hereby instructs the U.S. Depositary to issue, or cause to be issued, the check for the purchase price in the name(s) of the registered holder(s) appearing under "Description of ADSs Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," the undersigned hereby instructs the U.S. Depositary to mail, or cause to be mailed, the check for the purchase price and/or return, or cause to be returned, any ADRs evidencing ADSs in respect of which the Offer is not being accepted or which are not purchased (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of ADSs Tendered." In the event that the "Special Payment Instructions" and/or the "Special Delivery Instructions" are completed, the undersigned hereby instructs the U.S. Depositary to (i) issue and/or mail, the check for the purchase price, if any, in the name of, and/or to the address of, the person or persons so indicated, and/or (ii) return, or cause to be returned, any ADRs evidencing ADSs in respect of which the Offer is not being accepted or which are not purchased, if any, to the person at the address so indicated. In the case of a book-entry delivery of ADSs evidenced by ADRs, the undersigned hereby instructs the U.S. Depositary to credit the account maintained at the Book-Entry Transfer Facility indicated above with any ADSs in respect of which the Offer is not being accepted or which are not purchased. The undersigned recognizes that the U.S. Depositary will not transfer any ADSs which are not purchased pursuant to the Offer from the name of registered holder thereof to any other person.

     The undersigned may elect to receive payment for tendered ADSs in Australian dollars. If the box headed "Australian Dollar Payment Election" is checked, the undersigned hereby instructs the U.S. Depositary to convert all amounts payable pursuant to the Offer from US dollars to Australian dollars at the exchange rate obtainable by the U.S. Depositary on the spot market in New York at approximately noon (New York City time) on the date the cash consideration is made available by the Purchaser to the U.S. Depositary for delivery to the relevant holder of ADSs and to pay such amounts by check payable in Australian dollars. The actual amount of Australian dollars received will depend upon the exchange rate prevailing on the day funds are made available to the U.S. Depositary by the Purchaser. If no election is made, all amounts payable under the Offer to the undersigned will be paid in U.S. dollars. ADS holders should also be aware that the US dollar/Australian dollar exchange rate which is prevailing at the date on which the undersigned executes this Letter of Transmittal and on the date of dispatch of payment may be different from that prevailing on the day funds are made available to the U.S. Depositary by the Purchaser. In all cases, fluctuations in the US dollar/Australian dollar exchange rate are at the risk of accepting ADS holders who elect to receive their consideration in Australian dollars. Such currency exchange will be effected by the U.S. Depositary on behalf of the requesting ADS holder and the Purchaser shall have no responsibility or obligation with respect thereto.

     SUBJECT TO THE TERMS OF THE OFFER TO PURCHASE, THIS LETTER OF TRANSMITTAL SHALL NOT BE CONSIDERED COMPLETE AND VALID, AND PAYMENT OF CONSIDERATION PURSUANT TO THE OFFER SHALL NOT BE MADE, UNTIL ADRs EVIDENCING THE ADSs IN RESPECT OF WHICH THE OFFER IS BEING ACCEPTED AND ALL OTHER REQUIRED DOCUMENTATION HAVE BEEN RECEIVED BY THE U.S. DEPOSITARY AS PROVIDED IN THE OFFER TO PURCHASE AND THIS LETTER OF TRANSMITTAL.

   CHECK HERE IF ANY OF THE ADRS EVIDENCING ADSS THAT YOU OWN HAVE BEEN LOST, STOLEN OR DESTROYED AND SEE INSTRUCTION 12.

Number of ADSs represented by the lost, stolen or destroyed ADRs:_______________

--------------------------------------------------------------------------------------------------------------

SPECIAL PAYMENT INSTRUCTIONS                                      SPECIAL DELIVERY INSTRUCTIONS
(SEE INSTRUCTIONS 1, 5, 6 AND 7 OF THIS                         (SEE INSTRUCTIONS 1 AND 7 OF THIS
LETTER OF TRANSMITTAL)                                                LETTER OF TRANSMITTAL)
 To be completed ONLY if ADRs evidencing ADSs          To be completed ONLY if ADRs evidencing ADSs not
  not tendered or not purchased and/or the             tendered or not purchased and/or the check for the
  check for the purchase price of ADRs                 purchase price of ADRs evidencing ADSs purchased
  evidencing ADSs purchased are to be issued in        are to be sent to someone other than the
  the name of someone other than the                   undersigned, or to the undersigned at an address
  undersigned, or if ADRs evidencing ADSs              other than that shown above.
  delivered by book-entry transfer which are
  not purchased are to be returned by credit to
  an account maintained at a Book-Entry
  Transfer Facility other than that designated
  above.
Issue check and/or ADR certificate to:                 Mail check and/or certificate to:
Name__________________________________________         Name_______________________________________________
             (Please Print)                                               (Please Print)
Address_______________________________________         Address____________________________________________

______________________________________________         ____________________________________________________
                (Zip Code)                                                   (Zip Code)
______________________________________________
(Tax Identification or Social Security Number)
------------------------------------------------------------------------------------------------------------

                               PAYMENT ELECTION

   AUSTRALIAN DOLLAR PAYMENT ELECTION. CHECK BOX ONLY IF YOU WISH TO RECEIVE ALL (BUT NOT PART) OF THE AMOUNT OF CASH CONSIDERATION TO BE PAID BY A CHECK IN AUSTRALIAN DOLLARS. IF YOU DO CHECK THIS BOX YOU WILL RECEIVE PAYMENT BY A CHECK IN AUSTRALIAN DOLLARS AND THE U.S. DEPOSITARY WILL ARRANGE FOR THE CONVERSION OF THE U.S. DOLLARS AMOUNTS PAYABLE TO YOU TO AUSTRALIAN DOLLARS AT THE EXCHANGE RATE OBTAINABLE BY THE U.S. DEPOSITARY ON THE SPOT MARKET IN NEW YORK AT APPROXIMATELY NOON (NEW YORK TIME) ON THE DATE THE CASH CONSIDERATION IS MADE AVAILABLE BY THE PURCHASER TO THE U.S. DEPOSITARY FOR DELIVERY TO THE RELEVANT HOLDER OF ADSS. IF YOU DO NOT MAKE ANY PAYMENT ELECTION AND THE BOX ABOVE IS LEFT BLANK, YOU WILL RECEIVE ALL (BUT NOT PART) OF THE AMOUNT OF CASH CONSIDERATION TO BE PAID BY CHECK IN UNITED STATES DOLLARS.

-------------------------------------------------------------------------------

                                   SIGN HERE
                   AND COMPLETE SUBSTITUTE FORM W-9 OR W-8,
                        AS APPROPRIATE, INCLUDED HEREIN

       ________________________________________________________________

       ________________________________________________________________

                          (Signature(s) of owner(s))
  Date:_________________________ , 1999
(Must be signed by registered holder(s) exactly as name(s) appear(s) on ADR(s) evidencing the ADS(s) or by person(s) to whom ADR(s) surrendered have been assigned and transferred, as evidenced by endorsement, stock powers and other documents transmitted herewith. If signature is by any trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or others acting in a fiduciary or representative capacity, please set forth the following and see Instruction 5.)

  Name(s)______________________________________________________________
                            (Please Type or Print)
  Capacity (full title)________________________________________________
  Address______________________________________________________________

         ______________________________________________________________

                              (Include Zip Code)
  Area Code and Telephone Number_______________________________________
  Tax Identification or
  Social Security No.__________________________________________________
                           GUARANTEE OF SIGNATURE(S)
                          (SEE INSTRUCTIONS 1 AND 5)
  Authorized Signature_________________________________________________
  Name_________________________________________________________________
                            (Please Type or Print)
  Title________________________________________________________________

  Name of Firm_________________________________________________________

  Address______________________________________________________________

  Area Code and Telephone Number_______________________________________

  Dated:_______________________________________________________________

--------------------------------------------------------------------------------

                                 INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required (i) if this Letter of Transmittal is signed by the registered holder of the ADSs evidenced by ADRs (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of ADSs evidenced by ADRs) tendered herewith, unless such holder has completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" included herein or (ii) if such ADSs evidenced by ADRs are tendered for the account of a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States (each of the foregoing being referred to as an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5 of this Letter of Transmittal.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND ADRS. This Letter of Transmittal is to be completed either if ADRs evidencing ADSs are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in Section 2 of the Offer to Purchase. ADRs evidencing ADSs or confirmation of a book-entry transfer of such ADSs into the U.S. Depositary's account at the Book-Entry Transfer Facility, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof), together with any required signature guarantees and any other documents required by this Letter of Transmittal, must be delivered to the U.S. Depositary at one of its addresses set forth herein.

     ADS holders whose ADRs are not immediately available or who cannot deliver their ADRs and all other required documents to the U.S. Depositary or complete the procedure for book-entry transfer prior to the Expiration Date may accept the Offer with respect to their ADSs by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set out in "Procedures for Tendering Shares and ADSs___Valid Tender of ADSs___Guaranteed Delivery" in Section 2 to the Offer to Purchase. Pursuant to the guaranteed delivery procedure: (a) acceptance must be made by or through an Eligible Institution; (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Purchaser must be received by the U.S. Depositary prior to the Expiration Date; and (c) the ADRs evidencing the ADSs in respect of which the Offer is being accepted (or, in the case of ADSs held in book-entry form, timely confirmation of the book-entry transfer of such ADSs into the U.S. Depositary's account at a Book-Entry Transfer Facility as described in the Offer to Purchase) together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantee any other documents required by this Letter of Transmittal, are received by the U.S. Depositary within three business days after the date of execution of such Notice of Guaranteed Delivery. For these purposes, a "business day" is any day on which the New York Stock Exchange is open for business.

     HOLDERS OF ADSS ARE ADVISED THAT THE METHOD CHOSEN TO SEND ADR CERTIFICATES, IF ANY, AND THE PROPER COMPLETION OF ANY DELIVERY OF THE LETTERS OF TRANSMITTAL AND OTHER DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF EACH TENDERING HOLDER, AND THE DELIVERY THEREBY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE U.S. DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED,

PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE DELIVERY PRIOR TO THE EXPIRATION DATE.

     No alternative, conditional or contingent tenders will be accepted and no fractional ADR certificates will be purchased. All tendering holders of ADSs, by execution of this Letter of Transmittal (or a manually signed facsimile thereof), waive any right to receive any notice of the acceptance of their ADR certificates for payment.

     3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of ADSs should be listed on a separate signed schedule attached hereto.

     4. PARTIAL TENDERS. (Not applicable to book-entry transfers.) If the Offer is to be accepted in respect of less than all of the ADSs evidenced by any ADRs delivered to the U.S. Depositary herewith, fill in the number of ADSs which are to be tendered in the box entitled "Description of ADSs to be Tendered." In such case, new certificate(s) for the remainder of the ADSs that were evidenced by your old certificate(s) will be sent to you, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the date on which the ADSs in respect of which the Offer has been made are purchased. All ADSs delivered to the U.S. Depositary will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the ADSs tendered hereby, the signature(s) must correspond exactly to the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the ADSs evidenced by ADRs tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered ADSs evidenced by ADRs are registered in different names on several certificates, it will be necessary to complete, sign and submit as may separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal or any certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of such person's authority so to act must be submitted.

     When this Letter of Transmittal is signed by the registered owner(s) of the ADSs evidenced by ADRs listed and transmitted hereby, no endorsement of certificates or separate stock powers is required unless payment or certificates for ADSs evidenced by ADRs not tendered or purchased are to be issued to a person other than the registered owner(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered owner(s) of the ADSs evidenced by ADRs listed, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     6. STOCK TRANSFER TAXES. Except as set forth in this Instruction 6 of this Letter of Transmittal, the Purchaser will pay or cause to be paid any stock transfer taxes and stamp duty with respect to the transfer and sale of purchased ADSs evidenced by ADRs to it or its order pursuant to the Offer. If payment of the purchase price is to be made, or if certificates for ADSs evidenced by ADRs not tendered or purchased are to be registered in the name of any person other than the registered holder, or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder or such person) and stamp duty payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 6 OF THIS LETTER OF TRANSMITTAL, IT WILL NOT BE NECESSARY FOR THE TRANSFER TAX STAMPS AND STAMP DUTY TO BE AFFIXED TO THE ADRS LISTED IN THIS LETTER OF TRANSMITTAL.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check and/or certificates for unpurchased ADSs evidenced by ADRs are to be issued in the name of a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or such certificates are to be returned to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Holders of ADSs evidenced by ADRs tendering certificates by book-entry transfer may request that ADSs evidenced by ADRs not purchased be credited to such account maintained at a Book-Entry Transfer Facility as such holder may designate hereon. If no such instructions are given, such ADSs evidenced by ADRs not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

     8. AUSTRALIAN DOLLAR PAYMENT ELECTION. If the check for the purchase price is to be issued in Australian dollars, please check the box marked "Australian Dollars Payment Election." If an election is not made, a tendering holder of ADSs will receive payment in United States dollars. If an election to receive Australian dollars is made, all U.S. dollars amounts payable pursuant to the Offer will be converted by the U.S. Depositary into Australian dollars at the exchange rate obtainable by the relevant payment agent on the spot market in New York at approximately noon (New York City time) on the date the cash consideration is made available by the Purchaser to the U.S. Depositary for delivery to the relevant holder of ADSs.

     9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance may be directed in the United States to the Dealer Manager or the Information Agent or in Australia to the Financial Advisors. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained in the United States from the Dealer Manager or the Information Agent or in Australia from the Financial Advisors or from your broker, dealer, commercial bank or trust company.

     10. WAIVER OF CONDITIONS. Subject to compliance with applicable law, the Purchaser reserves the right (but shall not be obligated) to waive any or all conditions of the Offer. See Sections 1 and 14 of the Offer to Purchase.

     11. SUBSTITUTE FORMS W-9 AND W-8. Each tendering holder of ADSs evidenced by ADRs is required to provide the U.S. Depositary with a correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9, which is provided under "Tax Identification Number and Backup Withholding" below, and to certify under penalties of perjury, that such number is correct and that such holder is not subject to backup withholding of federal income tax. If a tendering holder of ADSs evidenced by ADRs has been notified by the Internal Revenue Service that such holder is subject to backup withholding, such holder must cross out item (2) of the Certification box of the Substitute Form W-9, unless such holder has since been notified by the Internal Revenue Service that such holder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering holder to a US$50 penalty imposed by the Internal Revenue Service and backup withholding of federal income tax at the rate of 31% with respect to any payments received pursuant to the Offer. If the tendering holder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such holder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the U.S. Depositary is not provided with a TIN within 60 days it will withhold 31% on all payments of the purchase price to such holder until a TIN is provided to the U.S. Depositary.

     Certain exempt holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must complete the Form W-8 below.

     12. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate(s) representing ADSs evidenced by ADRs has been lost, destroyed or stolen, the holder should promptly notify the U.S. Depositary. The holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

     13. HOLDERS OF SHARES NOT REPRESENTED BY ADSS. Holders of Shares have been sent an Acceptance and Transfer Form with the Offer to Purchase and may not accept the Offer in respect of Shares pursuant to this Letter of Transmittal except insofar as those Shares are represented by ADSs. If any holder of Shares which are not represented by ADSs needs to obtain additional copies of the Acceptance and Transfer Form, such holder should contact, in the United States, the Dealer Manager or the Information Agent or, in Australia, the Registry or the Financial Advisor at their respective addresses set forth in the Offer to Purchase. See Section 2 of the Offer to Purchase "Procedure for Tendering Shares and ADSs___Valid Tender of Shares."

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE HEREOF), PROPERLY COMPLETED AND DULY EXECUTED, TOGETHER WITH CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY, MUST BE RECEIVED BY THE U.S. DEPOSITARY AT ONE OF ITS ADDRESSES SET FORTH HEREIN PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION
               TAX INDEMNIFICATION NUMBER AND BACKUP WITHHOLDING

     U.S. HOLDERS. United States federal income tax law generally requires that a holder that is a United States person (generally, a citizen or resident of the United States) whose tendered ADSs are accepted for purchase pursuant to the Offer provide the U.S. Depositary with his correct Taxpayer Identification Number ("TIN"), which, in the case of a holder who is an individual, is his social security number. If the U.S. Depositary is not provided with the correct TIN or an adequate basis for an exemption, such holder may be subject to a $50 penalty imposed by the Internal Revenue Service and backup withholding in an amount equal to 31% of the gross proceeds resulting from the Offer. If withholding results in an overpayment of taxes, a refund may be obtained.

     To prevent backup withholding, each tendering holder must provide his correct TIN by completing the "Substitute Form W-9" set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of a failure to report all interest or dividends, or
(iii) the Internal Revenue Service has notified the holder that he is no longer subject to backup withholding.

     If you do not have a TIN, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for instructions on applying for a TIN, write "Applied For" in the space for the TIN in Part 1 of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth herein. If you do not provide your TIN to the U.S. Depositary within 60 days, backup withholding will begin and continue until you furnish your TIN to the Payor. Note: Writing "Applied For" on the form means that you have already applied for a TIN or that you intend to apply for one in the near future.

     If the ADS is held in more than one name or is not in the name of the actual owner, consult the W-9 Guidelines for information on which TIN to report.

     Exempt holders (including, among others, all corporations) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt Registered Holder should write "Exempt" in part 2 of Substitute Form W-9. See the W-9 Guidelines for additional instructions.

     Foreign Holders. In order for a holder that is not a United States person to qualify for exemption from backup withholding, such holder must complete and submit to the U.S. Depositary the "Substitute Form W-8" set forth herein, certifying that the holder is not (i) a United States citizen or resident, corporation, partnership, estate, or trust; (ii) an individual who has been, or plans to be, present in the United States for a total of 183 days or more during the calendar year, or (iii) engaged, nor plan to be engaged during the year, in a trade or business in the United States with which gains from the sale of the Securities are effectively connected.

     If backup withholding occurs as a result of a foreign holder's failure to provide the U.S. Depositary with a properly executed Substitute Form W-8, such holder may get a refund of the amount withheld by filing Internal Revenue Service Form 1040NR ("U.S. Non-resident Alien

Income Tax Return"). Such form may be obtained from the Internal Revenue Service Center, Philadelphia, PA 19255.

                                 PAYOR'S NAME
                   THE BANK OF NEW YORK, AS U.S. DEPOSITARY

------------------------------------------------------------------------------------------------------------------------------------
                                    PART 1--PLEASE PROVIDE YOUR TIN IN THE                     TIN__________________________
                                      BOX AT RIGHT AND CERTIFY BY SIGNING                       SOCIAL SECURITY NUMBER
SUBSTITUTE                                     AND DATING BELOW.                                             OR
FORM W-9                                                                      ____________________________________
                                                                                  EMPLOYER IDENTIFICATION NUMBER
                                                                              (IF AWAITING TIN, WRITE APPLIED FOR)


                                  --------------------------------------------------------------------------------------------------

                                    PART 2--FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING PLEASE WRITE "EXEMPT" HERE.
                                    (SEE INSTRUCTIONS)
------------------------------------------------------------------------------------------------------------------------------------
                                    PART 3--CERTIFICATION, UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:

                                    (1)  the number shown on this form is my correct TIN (or I am waiting for a number to be issued to me), and

                                    (2)  I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service
                                    (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding.

                                    THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF
                                    THE DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

                                    SIGNATURE_____________________         DATE_________________
DEPARTMENT OF THE TREASURY
INTERNAL REVENUE SERVICE            You must cross out item (2) of part 3 above if you have been notified by the
                                    IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return and you have not been
PAYER'S REQUEST FOR TAXPAYER        notified by the IRS that you are no longer subject to backup withholding.
IDENTIFICATION NUMBER ("TIN")
AND CERTIFICATION                   YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN PART
                                    1 OF THE SUBSTITUTE FORM W-9

___________________________________________________________________________________________________________________

            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

  I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a taxpayer identification number to the payor within 60 days, the Payor is required to withhold 31 percent of all cash payments made to me thereafter until I provide a number.

SIGNATURE_________________     DATE____________________
--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31 PERCENT OF ANY CASH PAYMENTS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

________________________________________________________________________________
SUBSTITUTE
FORM W-8                     CERTIFICATE OF FOREIGN STATUS
________________________________________________________________________________
Department of
 the Treasury
INTERNAL
 REVENUE SERVICE
--------------------------------------------------------------------------------
    NAME OF OWNER (IF JOINT ACCOUNT, ALSO GIVE JOINT          U.S. TAXPAYERS
                                     OWNER'S NAME)         IDENTIFICATION NUMBER
--------------------------------------------------------------------------------
    PERMANENT ADDRESS (__________) (INCLUDE APARTMENT OR SUITE NO.)
--------------------------------------------------------------------------------
    CITY, PROVINCE OR STATE, POSTAL CODE AND COUNTRY
--------------------------------------------------------------------------------
    CERTIFICATION--Under penalties of perjury, I certify that:
--------------------------------------------------------------------------------

I am not (i) a United States citizen or resident, corporation, partnership, estate, or trust; (ii) an individual who has been, or plans to be, present in the United States for a total of 183 days or more during the calendar year, or
(iii) engaged, nor plan to be engaged during the year, in a trade or business in the United States with which gains from the sale of the Securities are effectively connected.


                 Please Sign Here____________________________________________
                                  Signature
Date
------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN FORM W-9 OR W-8 ABOVE MAY RESULT IN BACKUP
 WITHHOLDING OF 31% OF ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR ADDITIONAL INFORMATION.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                     NUMBER (`TIN') ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER-- Social Security Numbers ("SSNs") have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification Numbers ("EINs") have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

[CAPTION]

FOR THIS TYPE OF ACCOUNT:                                GIVE THE NAME AND SOCIAL SECURITY NUMBER OR EMPLOYER
                                                         IDENTIFICATION NUMBER OF
1.  Individual                                           The individual
2.  Two or more individuals (joint account)              The actual owner of the account or, if combined funds,
                                                         the first individual on the account (1)
3.  Custodian account of a minor (Uniform Gift to        The minor (2)
    Minors Act)
4.  a.  The usual revocable savings trust (grantor is    The grantor-trustee (1)
        also trustee)
  b.The so-called trust account that is not a legal
    or valid trust under State law
                                                         The actual owner (1)
5.  Sole proprietorship                                  The owner (3)
6.  A valid trust, estate, or pension trust              Legal entity (4)
7.  Corporation                                          The corporation
8.  Association, club, religious, charitable,            The organization
    education or other tax-exempt organization
9.  Partnership                                          The partnership
10.  A broker or registered nominee                      The broker or nominee
11.  Account with the Department of Agriculture in the   The public entity
 name of a public entity (such as State or local
 government, school district, or prison) that receives
 agricultural program payments.

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a SSN, that person's number must be furnished.

(2)  Circle the minor's name and furnish the minor's SSN.

(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your SSN or EIN (if you have one).

(4) List first and circle the name of the legal trust, estate or pension trust (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title).

NOTE: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

How to Get a TIN

If you do not have a TIN, apply for one immediately. To apply for an SSN, obtain Form SS-5, Application for a Social Security Number Card, at the local office of the Social Security Administration. Get Form W-7, Application for IRS Individual Taxpayer Information Number, to apply for an Individual TIN or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676).

If you do not have a TIN, write, "Applied For" in the space for the TIN, sign and date the form, and give it to the payer. For interest and dividend payments and certain payments made with respect to readily tradable instruments, you will, generally have 60 days to get a TIN and give it to the payer. If the payer does not receive your TIN within 60 days, backup withholding, of applicable, will begin and continue until you furnish your TIN.

NOTE: Writing, "Applied For" on the form means that you have already applied for a TIN OR that you intend to apply for one soon.

As soon as you receive your TIN, complete another Form W-9, include your TIN, sign and date the form, and give it to the payer.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Individuals (including sole proprietors) are NOT exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

If you are exempt from backup withholding, you should still complete Substitute Form W-9 to avoid possible erroneous backup withholding. Enter your correct TIN in Part 1, write "Exempt" in Part 2, and sign and date the form. If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester a completed Form W-8, Certificate of Foreign Status.

The following is a list of payees exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except item (9). For broker transactions, payees listed in
(1) through (13) and a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7), except a corporation that provides medical and health care services or bills and collects payments for such services is not exempt from backup withholding or information reporting. Only payees described in items (2) through (6) are exempt from backup withholding for barter exchange transactions and patronage dividends.

(1)  A corporation.

(2) An organization exempt from tax under section 501(a), or an individual retirement plan ("IRA"), or a custodial account under section 403(b)(7), if the account satisfies the requirements of section 401(f)(2).

(3)  The United States or any of its agencies or instrumentalities.

(4) A state, the District of Columbia, a possession of the United States, or any of their subdivisions or instrumentalities.

(5) A foreign government, a political subdivision of a foreign government, or any of their agencies instrumentalities.

(6)  An international organization or any of its agencies or instrumentalities.

(7)  A foreign central bank of issue.

(8) A dealer in securities or commodities registered in the United States, the District of Columbia, or a possession of the United States.

(9) A futures commission merchant registered with the Commodity Futures Trading Commission.

(10) A real estate investment trust.

(11) An entity registered at all times during the tax year under the Investment Company Act of 1940.

(12) A common trust fund operated by a bank under section 584(a).

(13)  A financial institution.

(14) A middleman known in the investment community as a nominee or who is listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.

(15) An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).

(16) Payment of dividends and patronage dividends not generally subject to backup withholding include the following:

 . Payments to non-resident aliens subject to withholding under section 1441. . Payments to partnerships not engaged in a trade or business in the United
   States and which have at least one non-resident partner.
 .  Payments of patronage dividends where the amount received is not paid in money.
 .  Payments made by certain foreign organizations.
 .  Payments made to a nominee.

Payments of interest not generally subject to backup withholding include the following:

 . Payments of interest or obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your current TIN to the payer.

 .  Payments of tax-exempt interest (including exempt-interest dividends under section 852)
 .  Payments described in section 6049(b)(5) to non-resident aliens.
 .  Payments on tax-free covenant bonds under section 1451.
 .  Payments made by certain foreign organizations.
 .  Payments made to a nominee.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER. WRITE "EXEMPT" ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Certain payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6060N, and their regulations.

PRIVACY ACT NOTICE. Section 6109 requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states, and the District of Columbia to carry out their tax laws.
You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 31% of taxable interest, dividends, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

PENALTIES

(1) FAILURE TO FURNISH TIN. If you fail to furnish your TIN to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to wilful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) MISUSE OF TINS. If the payer discloses or uses TINs in violation of Federal law, the payer may be subject to civil and criminal penalties.

            FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX CONSULTANT
                        OR THE INTERNAL REVENUE SERVICE

     THIS IS A VERY IMPORTANT DOCUMENT. If you are in doubt as to how to deal with it, consult your Stockbroker or Financial Advisor without delay. Questions and request for assistance or additional copies of the Offer to Purchase, Letter of Transmittal and other tender offers materials may be directed to the Information Agent or the Dealer Manager as set forth below.



The U.S. Depositary for the Offer is:
                                              THE BANK OF NEW YORK


By Mail:                                By Facsimile Transmission         By Hand or Overnight Delivery:
                                     (for Eligible Institutions Only)
Tender & Exchange Department                    (212) 815-6213             Tender & Exchange Department
P.O. Box 11248                                                                    101 Barclay Street
Church Street Station                  For Confirmation Telephone:             Receive and Deliver Window
New York, New York 10286-1248                    (800) 507-9357                New York, New York 10286

                  The Registry for the Offer in Australia is:
                    NATIONAL REGISTRY SERVICES PTY LIMITED
        By Mail:                                           By Hand:
          Reply Paid                                       Level 1
          P O Box N460                                     Grosvenor Place
          Grosvenor Place                                  225 George Street
          NSW  1219                                        Sydney  NSW  2000
                                                           Tel:  (02) 9372 6060
                                                           Fax:  (02) 9372 6011

         The Information Agent for the Offer in the United States is:

                           MACKENZIE PARTNERS, INC.
                               156 Fifth Avenue
                           New York, New York  10010
                         (212) 929-5500 (Call Collect)
                                      or
                         Call Toll-Free (800) 322-2885

                           The Financial Advisor is:

                                 MERRILL LYNCH
Level 49, MLC Centre                            Merrill Lynch World Headquarters
19-29 Martin Place                                            North Tower
Sydney  NSW   2000                                      World Financial Center
(02) 9226 5342 (call collect)                     New York, New York 10281-1305
                                                   (212) 449-8971 (call collect)

           The Dealer Manager for the Offer in the United States is:

                                 MERRILL LYNCH
                       Merrill Lynch World Headquarters
                                  North Tower
                            World Financial Center
                         New York, New York 10281-1305
                         (212) 449-8971 (call collect)